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                                                                   EXHIBIT 10.60

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made and entered into as of February 25, 2004, by and between Robert Wenzel, an individual resident of the State of Minnesota ("Employee"), and Horizon Medical Products, Inc., a Georgia corporation ("Employer");

                                  WITNESSETH:

         WHEREAS, Employee and Employer entered into that certain Employment Agreement dated May 8, 2002, as amended by Amendment to Employment Agreement dated November 12, 2002, and as amended by Amendment to Employment Agreement dated October 21, 2003 (collectively, the "Employment Agreement"), and desire to amend the Employment Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

          1. The Employment Agreement is hereby amended by deleting in their entirety subsections (b)(i), (b)(ii), and (b)(iii) at the end of Section 3.1(b) and by inserting in lieu thereof the following subsections (b)(i), (b)(ii), and
(b)(iii) at the end of Section 3.1(b):

                  (i) For fiscal year 2004, Employee will be entitled to a quarterly bonus (the "2004 Bonus"), based upon Employer's achievement during each calendar quarter of 2004 of net sales and EBITDA under Employer's operating plan for 2004 that has been approved by the Board of Directors of Employer (the "2004 Operating Plan"), as follows:

                  (A) If Employer's actual net sales during the calendar quarter in 2004 are ninety-four percent (94%) or greater than, but less than one hundred percent (100%) of, the net sales for the same calendar quarter in 2004 as reflected in the 2004 Operating Plan, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this subparagraph (A) calculated under the formula X times Y, where X is $25,000.00 and Y is 25%. If Employer's actual net sales during the calendar quarter in 2004 are one hundred percent (100%) or greater than the net sales for the same calendar quarter in 2004 as reflected in the 2004 Operating Plan, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this



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                           subparagraph (A) calculated under the formula X times
                           Y, where X is $25,000.00 and Y is 50%.

                  (B) If the Employer's actual EBITDA for the calendar quarter in 2004 is seventy-five percent (75%) or greater than, but less than one hundred percent (100%) of, EBITDA for the same calendar quarter in 2004 as reflected in the 2004 Operating Plan, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this subparagraph (B) calculated under the formula X times Y, where X is $25,000.00 and Y is 25%. If Employer's actual EBITDA for the calendar quarter in 2004 is one hundred percent (100%) or greater than the EBITDA for the same calendar quarter in 2004 as reflected in the 2004 Operating Plan, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this subparagraph (B) calculated under the formula X times Y, where X is $25,000.00 and Y is 50%.

                  (C) For purposes of the 2004 Bonus, in the event Employer sells a product line or division during 2004 or in the event that Employer is acquired by a third party during 2004, then the 2004 Bonus for the quarter in which such event occurs shall be calculated using actual net sales and EBITDA through the month end immediately prior to such sale or acquisition and using net sales and EBITDA under the 2004 Operating Plan through such month end.

                  (D) The 2004 Bonus, if earned for any quarter in 2004, will be payable to Employee on the next pay period after the financial statements for such quarter are finalized.

                  (ii) For the first three quarters of fiscal year 2005, Employee will be entitled to a quarterly bonus (the "2005 Bonus"), based upon Employer's achievement during each calendar quarter of 2005 of net sales and EBITDA under Employer's operating plan for 2005 that has been approved by the Board of Directors of Employer (the "2005 Operating Plan"), as follows:

                  (A) If Employer's actual net sales during the calendar quarter in 2005 are ninety-four percent (94%) or greater than, but less than one hundred percent



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                           (100%) of, the net sales for the same calendar
                           quarter in 2005 as reflected in the 2005 Operating Plan, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (A) calculated under the formula X times Y, where X is $30,000.00 and Y is 25%. If Employer's actual net sales during the calendar quarter in 2005 are one hundred percent (100%) or greater than the net sales for the same calendar quarter in 2005 as reflected in the 2005 Operating Plan, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (A) calculated under the formula X times Y, where X is $30,000.00 and Y is 50%.

                  (B) If the Employer's actual EBITDA for the calendar quarter in 2005 is seventy-five percent (75%) or greater than, but less than one hundred percent (100%) of, EBITDA for the same calendar quarter in 2005 as reflected in the 2005 Operating Plan, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (B) calculated under the formula X times Y, where X is $30,000.00 and Y is 25%. If Employer's actual EBITDA for the calendar quarter in 2005 is one hundred percent (100%) or greater than the EBITDA for the same calendar quarter in 2005 as reflected in the 2005 Operating Plan, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (B) calculated under the formula X times Y, where X is $30,000.00 and Y is 50%.

                  (C) For purposes of the 2005 Bonus, in the event Employer sells a product line or division during 2005 or in the event that Employer is acquired by a third party during 2005, then the 2005 Bonus for the quarter in which such event occurs shall be calculated using actual net sales and EBITDA through the month end immediately prior to such sale or acquisition and using net sales and EBITDA under the 2005 Operating Plan through such month end.

                  (D) The 2005 Bonus, if earned for any quarter in 2005, will be payable to Employee on the next pay period




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                         after the financial statements for such quarter are
                         finalized.

                   (iii) For the period from October 1, 2005 through October 31,
            2005, the Compensation Committee of the Board of Directors shall determine in its sole discretion the bonus compensation of Employee for such month.

         2. The provisions of this Amendment shall become effective on the date of this Amendment. Except as expressly amended above, all other provisions of the Employment Agreement shall remain in full force and effect. This Amendment inures to the benefit of, and is binding upon, Employer and its respective successors and assigns and Employee, together with Employee's executor, administrator, personal representatives, heirs, and legatees. This Amendment is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements, or agreements to the contrary heretofore made. Except for the Employment Agreement, this Amendment supersedes and terminates all prior agreements and understandings between Employer and Employee concerning the subject matter of this Amendment. This Amendment may be modified only by a written instrument signed by all of the parties hereto. This Amendment shall be deemed to be made in, and in all respects shall be interpreted, construed, and governed by and in accordance with, the laws of the State of Georgia without reference to its conflicts of law principles. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                        HORIZON MEDICAL PRODUCTS, INC.



                                        By: /s/ Elaine Swygert
                                           ------------------------------
                                           Elaine Swygert,
                                           Corporate Controller


                                        EMPLOYEE:



                                        /s/ Robert Wenzel
                                        ------------------------------
                                        Robert Wenzel



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